Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces

Results for the First Quarter Ended March 31, 2021

KIRKLAND, WASHINGTON, May 4, 2021-- Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance analog solutions, today announced financial results for the quarter ended March 31, 2021.

●

Revenue was $254.5 million for the quarter ended March 31, 2021, a 9.2% increase from $233.0 million for the quarter ended December 31, 2020 and a 53.5% increase from $165.8 million for the quarter ended March 31, 2020.

●	GAAP gross margin was 55.4% for the quarter ended March 31, 2021, compared with 55.2% for the quarter ended March 31, 2020.

●

Non-GAAP (1) gross margin was 55.8% for the quarter ended March 31, 2021, excluding the impact of $0.8 million for stock-based compensation expense and $0.2 million for deferred compensation plan expense, compared with 55.5% for the quarter ended March 31, 2020, excluding the impact of $0.6 million for stock-based compensation expense and $0.1 million for deferred compensation plan income.

●	GAAP operating expenses were $95.0 million for the quarter ended March 31, 2021, compared with $60.5 million for the quarter ended March 31, 2020.

●

Non-GAAP (1) operating expenses were $66.2 million for the quarter ended March 31, 2021, excluding $27.8 million for stock-based compensation expense and $1.0 million for deferred compensation plan expense, compared with $46.1 million for the quarter ended March 31, 2020, excluding $18.0 million for stock-based compensation expense and $3.6 million for deferred compensation plan income.

●	GAAP operating income was $46.1 million for the quarter ended March 31, 2021, compared with $31.0 million for the quarter ended March 31, 2020.

●

Non-GAAP (1) operating income was $75.8 million for the quarter ended March 31, 2021, excluding $28.6 million for stock-based compensation expense and $1.1 million for deferred compensation plan expense, compared with $45.9 million for the quarter ended March 31, 2020, excluding $18.6 million for stock-based compensation expense and $3.7 million for deferred compensation plan income.

●	GAAP other income, net, was $2.6 million for the quarter ended March 31, 2021, compared with other expense, net, of $1.7 million for the quarter ended March 31, 2020.

●

Non-GAAP (1) other income, net, was $1.4 million for the quarter ended March 31, 2021, excluding $1.2 million for deferred compensation plan income, compared with other income, net, of $2.0 million for the quarter ended March 31, 2020, excluding $3.8 million for deferred compensation plan expense.

●	GAAP income before income taxes was $48.7 million for the quarter ended March 31, 2021, compared with $29.3 million for the quarter ended March 31, 2020.

●

Non-GAAP (1) income before income taxes was $77.2 million for the quarter ended March 31, 2021, excluding $28.6 million for stock-based compensation expense and $0.1 million for deferred compensation plan income, compared with $47.9 million for the quarter ended March 31, 2020, excluding $18.6 million for stock-based compensation expense, and $0.1 million for deferred compensation plan expense.

●

GAAP net income was $45.4 million and $0.95 per diluted share for the quarter ended March 31, 2021. Comparatively, GAAP net income was $35.8 million and $0.77 per diluted share for the quarter ended March 31, 2020.

●

Non-GAAP (1) net income was $69.5 million and $1.46 per diluted share for the quarter ended March 31, 2021, excluding stock-based compensation expense, net deferred compensation plan income and related tax effects, compared with non-GAAP net income of $44.3 million and $0.95 per diluted share for the quarter ended March 31, 2020, excluding stock-based compensation expense, net deferred compensation plan expense and related tax effects.

The following is a summary of revenue by end market for the periods indicated (in thousands):

	Three Months Ended March 31,
End Market	2021	2020
Computing and storage	$67,495	$51,957
Automotive	44,867	23,312
Industrial	39,788	25,237
Communications	36,070	27,870
Consumer	66,235	37,402
Total	$254,455	$165,778

The following is a summary of revenue by product family for the periods indicated (in thousands):

	Three Months Ended March 31,
Product Family	2021	2020
DC to DC	$241,429	$156,875
Lighting Control	13,026	8,903
Total	$254,455	$165,778

“We have paved the way to multi-billion dollar revenue,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’s financial targets for the second quarter ending June 30, 2021:

●	Revenue in the range of $274 million to $286 million.

●	GAAP gross margin between 55.1% and 55.7%. Non-GAAP (1) gross margin between 55.5% and 56.1%, which excludes an estimated impact of stock-based compensation expenses of 0.4%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses between $95.9 million and $99.9 million. Non-GAAP (1) R&D and SG&A expenses between $65.5 million and $67.5 million, which excludes estimated stock-based compensation expenses in the range of $30.4 million to $32.4 million.

●	Total stock-based compensation expense of $31.4 million to $33.4 million.

●	Litigation expenses ranging between $2.3 million and $2.7 million.

●	Interest income of $1.3 million to $1.7 million.

●	Fully diluted shares outstanding between 47.3 million and 48.3 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, other income, net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS' core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Earnings Webinar

MPS plans to host a Zoom webinar covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, May 4, 2021. You can access the webinar, free of charge, at: https://mpsic.zoom.us/j/94685408066. The webinar will be archived and available for replay for one year under the Investor Relations page on the MPS website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest income, and diluted shares outstanding, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’s products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; our ability to meet customer demand for our products due to constraints on our third-party suppliers’ ability to manufacture sufficient quantities of our products or otherwise; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’s schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to manage our inventory levels; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders of governmental entities, including such orders that impact our customers, and adoption of new or amended accounting standards; the effect of epidemics and pandemics, such as the COVID-19 outbreak first identified in December 2019, on the global economy and on our business; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’s financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of the COVID-19 pandemic); our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS’s Securities and Exchange Commission (SEC) filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on March 1, 2021. The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS’s projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael Hsing in 1997 and is based in the United States. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	March 31,	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$218,368	$334,944
Short-term investments	420,455	260,169
Accounts receivable, net	84,059	66,843
Inventories	175,223	157,062
Other current assets	24,325	22,980
Total current assets	922,430	841,998
Property and equipment, net	297,741	281,528
Goodwill	6,571	6,571
Deferred tax assets, net	17,668	18,556
Other long-term assets	63,782	59,838
Total assets	$1,308,192	$1,208,491

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$57,235	$38,169
Accrued compensation and related benefits	56,307	45,840
Other accrued liabilities	74,367	62,960
Total current liabilities	187,909	146,969
Income tax liabilities	37,062	37,062
Other long-term liabilities	61,644	57,873
Total liabilities	286,615	241,904
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 45,737 and 45,267, respectively	699,359	657,701
Retained earnings	315,206	298,746
Accumulated other comprehensive income	7,012	10,140
Total stockholders’ equity	1,021,577	966,587
Total liabilities and stockholders’ equity	$1,308,192	$1,208,491

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2021	2020
Revenue	$254,455	$165,778
Cost of revenue	113,396	74,331
Gross profit	141,059	91,447
Operating expenses:
Research and development	41,892	25,956
Selling, general and administrative	51,453	32,164
Litigation expense	1,628	2,341
Total operating expenses	94,973	60,461
Income from operations	46,086	30,986
Other income (expense), net	2,587	(1,714)
Income before income taxes	48,673	29,272
Income tax expense (benefit)	3,260	(6,484)
Net income	$45,413	$35,756

Net income per share:
Basic	$1.00	$0.80
Diluted	$0.95	$0.77
Weighted-average shares outstanding:
Basic	45,498	44,455
Diluted	47,711	46,670

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)

	Three Months Ended March 31,
	2021	2020
Cost of revenue	$816	$557
Research and development	6,165	4,370
Selling, general and administrative	21,602	13,635
Total stock-based compensation expense	$28,583	$18,562

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2021	2020
Net income	$45,413	$35,756

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	28,583	18,562
Deferred compensation plan expense (income)	(57)	94
Tax effect	(4,460)	(10,079)
Non-GAAP net income	$69,479	$44,333

Non-GAAP net income per share:
Basic	$1.53	$1.00
Diluted	$1.46	$0.95

Shares used in the calculation of non-GAAP net income per share:
Basic	45,498	44,455
Diluted	47,711	46,670

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended March 31,
	2021	2020
Gross profit	$141,059	$91,447
Gross margin	55.4%	55.2%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	816	557
Deferred compensation plan expense (income)	161	(54)
Non-GAAP gross profit	$142,036	$91,950
Non-GAAP gross margin	55.8%	55.5%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended March 31,
	2021	2020
Total operating expenses	$94,973	$60,461

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(27,767)	(18,005)
Deferred compensation plan income (expense)	(959)	3,602
Non-GAAP operating expenses	$66,247	$46,058

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended March 31,
	2021	2020
Total operating income	$46,086	$30,986

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	28,583	18,562
Deferred compensation plan expense (income)	1,120	(3,656)
Non-GAAP operating income	$75,789	$45,892

RECONCILIATION OF OTHER INCOME (EXPENSE), NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended March 31,
	2021	2020
Total other income (expense), net	$2,587	$(1,714)

Adjustments to reconcile other income (expense), net to non-GAAP other income, net:
Deferred compensation plan expense (income)	(1,177)	3,750
Non-GAAP other income, net	$1,410	$2,036

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended March 31,
	2021	2020
Total income before income taxes	$48,673	$29,272

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	28,583	18,562
Deferred compensation plan expense (income)	(57)	94
Non-GAAP income before income taxes	$77,199	$47,928

2021 SECOND QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending
	June 30, 2021
	Low	High
Gross margin	55.1%	55.7%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.4%	0.4%
Non-GAAP gross margin	55.5%	56.1%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)

	Three Months Ending
	June 30, 2021
	Low	High
R&D and SG&A expense	$95,900	$99,900
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(30,400)	(32,400)
Non-GAAP R&D and SG&A expense	$65,500	$67,500